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                                                                    Exhibit 5(f)

PRUCO LIFE INSURANCE COMPANY,                             STRATEGIC PARTNERS(SM)
a Prudential Financial company                           ANNUITY ONE APPLICATION
                                      Flexible Payment Variable Deferred Annuity

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                     ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THE CONTRACT ARE VARIABLE AND ARE NOT
                     GUARANTEED AS TO FIXED DOLLAR AMOUNT.

                     On these pages, I, you,and your refer to the contract owner. We, us, and our refer to
                     Pruco Life Insurance Company.

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 1 CONTRACT          Contract number (if any) __________________________
   OWNER
   INFORMATION       [ ] Individual   [ ] Corporation   [ ] UGMA/UTMA   [ ] Other

                     TRUST: [ ] Grantor   [ ] Revocable   [ ] Irrevocable         TRUST DATE   _____   ___   ____
                                                                                               month   day   year

                     If a corporation or trust is indicated above, please check the following as it applies. If neither box is checked, we will provide annual tax reporting for the increasing value of the contract.

                     [ ] Tax-exempt entity under Internal Revenue Code 501

                     [ ] Trust acting as agent for an individual under Internal Revenue Code 72(u)

                     Name of owner (first, middle initial, last name)
                     _____________________________________________________________________________________________
                     Street                                                                                  Apt.
                     _____________________________________________________________________________________   _____
                     City                                             State       ZIP code
                     ______________________________________________   _________   ______________ - _______________
                     Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
                     __________________________   ________   ________   ________  _________   _________ - ________

                     A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
                                                               I am a citizen of

                        [ ] Male        [ ] Resident alien _______________________________________________________
                                                           Attach the applicable IRS Form W-8(BEN, ECI, EXP, IMY).

                     If a corporation or trust is indicated above, please check the following as it applies.

                     [ ] Tax-exempt entity under IRS Code 501  [ ] Trust acting as agent for an individual under
                                                                   IRS Code 72(u)

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 2 JOINT             Unmarried persons who wish to own the contract jointly should consult with their tax adviser.
   OWNER
   INFORMATION       Name of joint owner if any (first, middle initial, last name)
   (if any)          _____________________________________________________________________________________________
   Do not            Street (Leave address blank if same as owner.)                                          Apt.
   complete if       _____________________________________________________________________________________   _____
   you are           City                                             State       ZIP code
   opening           ______________________________________________   _________   ______________ - _______________
   an IRA.           Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
                     __________________________   ________   ________   ________  _________   _________ - ________

                     A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
                                                               I am a citizen of
                        [ ] Male        [ ] Resident alien     ___________________________________________________

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PRUCO CORPORATE OFFICE: Pruco Life Insurance Company, Phoenix, AZ 85014                       ORD113656 Ed. 3/2006
ORD 113656                                                                          SPAO 4 Kit order no.: ORD01143
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 3 ANNUITANT         This section must be completed only if the annuitant is not the owner or if the owner is a
   INFORMATION       trust or a corporation.
   Do not complete
   if you are        Name of annuitant (first, middle initial, last name)
   opening an IRA.   _____________________________________________________________________________________________
                     Street (Leave address blank if same as owner.)                                          Apt.
                     _____________________________________________________________________________________   _____
                     City                                             State       ZIP code
                     ______________________________________________   _________   ______________ - _______________
                     Social Security number       Date of birth (mo., day, year)  Telephone number
                     __________________________   ________   ________   ________  _________   _________ - ________

                     A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
                                                               I am a citizen of
                        [ ] Male        [ ] Resident alien     ___________________________________________________

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 4 CO-ANNUITANT      Name of co-annuitant (first, middle initial, last name)
   INFORMATION       _____________________________________________________________________________________________
   (if any)
   Do not            Social Security number       Date of birth (mo., day, year)  Telephone number
   complete if you   __________________________   ________   ________   ________  _________   _________ - ________
   are opening
   an IRA or if the  A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
   contract will be                                            I am a citizen of
   owned by a           [ ] Male        [ ] Resident alien     ___________________________________________________
   corporation of
   trust.

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 5 BENEFICIARY       [X] PRIMARY CLASS
   INFORMATION
   Please add        Name of beneficiary (first, middle initial, last name) If trust, include name of trust and
   additional        trustee's name.
   beneficiaries     _____________________________________________________________________________________________
   in section 17.
                     TRUST: [ ] Revocable   [ ] Irrevocable    Trust date (mo., day, year)   _____   _____   _____

                     Beneficiary's relationship to owner _________________________________________________

                     Social Security number __________________________________   Date of Birth  _____   ___   ____
                                                                                                month   day   year

                     CHECK ONLY ONE: [ ] Primary class   [ ] Secondary class

                     Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.

                     _____________________________________________________________________________________________

                     TRUST: [ ] Revocable   [ ] Irrevocable    Trust date (mo., day, year)   _____   _____   _____

                     Beneficiary's relationship to owner _________________________________________________

                     Social Security number __________________________________   Date of Birth  _____   ___   ____
                                                                                                month   day   year

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 6 ELECTION OF       Complete this section if you want to elect Credit (bonus). The election of Credit to each
   CREDIT (BONUS)    purchase payment results in a higher insurance and administrative cost and higher withdrawal charges than if the Credit was not elected. The Credit that is allocated to the contract vests upon expiration of the the Right to Cancel period. We reserve the right to recapture any Credit granted within one year of the date of the owner's death.

                     [ ] Yes, I want credit (bonus).

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ORD 113656                                                                                              Ed. 3/2006
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 7 DEATH BENEFIT     THIS SECTION MUST BE COMPLETED. Check one of the following five Death Benefit options.
                     The cost of each benefit is in parentheses immediately following the option.

                     [ ] Base Death Benefit. (1.40% without credit; 1.50% with credit)

                     [ ] Guaranteed Minimum Death Benefit (GMDB) with a Roll-Up option. (1.65% without credit;
                         1.75% with credit)

                     [ ] GMDB with an annual Step-Up option. (1.65% without credit; 1.75% with credit)

                     [ ] GMDB with a Roll-Up and an annual Step-Up option. (1.75% without credit; 1.85%
                         with credit)

                     [ ] Highest Daily Value option. (1.90% without credit; 2.00% with credit) (Allocation restrictions may apply. See prospectus for additional details.)

                     Indicate below if you want to elect the Earnings Appreciator supplemental death benefit.

                     [ ] Yes, I would like to elect the Earnings Appreciator. (0.30%)

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 8 INCOME BENEFITS   Indicate the income benefit(s) you want to elect. Check all that apply. The cost of each benefit is in parentheses immediately following the option. ONCE ELECTED, THE GUARANTEED
                     MINIMUM INCOME BENEFIT (GMIB) AND THE INCOME APPRECIATOR BENEFIT (IAB) CANNOT BE REVOKED.

                     [ ] GMIB. THIS OPTION IS NOT AVAILABLE IN OR. (0.50%)

                     [ ] IAB. (0.25%)

                     [ ] Lifetime Five Income Benefit.* (0.60%)

                     [ ] Lifetime Five Income Benefit with Auto Step Up.* (0.60%)

                     [ ] Spousal Lifetime Five Income Benefit.** (0.75%)

                     [ ] Spousal Lifetime Five Income Benefit with Auto Step Up.** (0.75%)

                     *    Available for contracts with a single natural owner and single annuitant who is the same as the owner, or for contracts with a non-natural owner with a single annuitant only.
                          Cannot be elected with any other optional income benefit. Allocation restrictions may apply. See prospectus for details.

                     **   Available for contracts with co-owners who are each other's spouse, each other's primary beneficiary, and the designated lives, or for contracts with a single owner and a single primary beneficiary who is the owner's spouse and a designated life. Also, the annuitant must be an owner. Cannot be elected with any other optional death or income benefit.
                          Allocation restrictions may apply. See prospectus for details.

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 9 TYPE OF PLAN AND  PLAN TYPE.
   SOURCE OF FUNDS
   (minimum of       Check only one:   [ ] Non-qualified       [ ] Traditional IRA
   $10,000)                            [ ] Roth IRA/Custodial  [ ] Custodial account
                     _____________________________________________________________________________________________

                     SOURCE OF FUNDS. Check all that apply:

                     [ ] Total amount of the check(s) included with this
                         application. (Make checks payable to Prudential.)       $______ , ______ , ______ . _____

                     [ ] IRA Rollover                                            $______ , ______ , ______ . _____

                     If Traditional IRA or Roth IRA new contribution(s) for the current and/or previous year, complete the following:
                     $____, ________ . ________   Year __________   $____ , ________ . ________   Year ___________

                     [ ] 1035 Exchange (non-qualified only), estimated amount:   $______ , ______ , ______ . _____

                     [ ] IRA Transfer (qualified), estimated amount:             $______ , ______ , ______ . _____

                     [ ] Direct Rollover (qualified), estimated amount:          $______ , ______ , ______ . _____

                     [ ] Roth Conversion IRA, establishment date:*               _______   ______   ______
                                                                                   month     day     year

                     *    This is the date you originally converted from a traditional IRA to a Roth Conversion
                          IRA. (If omitted, the current tax year will be used.) This is required for the IRA five-tax year, holding period requirement.

                     A CONVERSION FROM A TRADITIONAL IRA TO A ROTH CONVERSION IRA WILL RESULT IN A TAXABLE EVENT
                     WHICH WILL BE REPORTED TO THE INTERNAL REVENUE SERVICE.

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ORD 113656                                                                                              Ed. 3/2006
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10 PURCHASE PAYMENT  Please write in the percentage of your payment that you want to allocate to the following
   ALLOCATION(S)     options. The total must equal 100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED
                     BELOW, THE APPLICANT MUST INITIAL THE CHANGES.

                                                                             CODES     %
                                                                             ------   ---
                     INTEREST RATE OPTIONS
                     1 Year Fixed-Rate Option                                1YRFXD
                     Dollar Cost Averaging (DCA) 6 Month(1)                  DCA6
                     Dollar Cost Averaging (DCA) 12 Month(1)                 DCA12
                     2 Year Market Value Adjustment Option(2)                2YRMVA
                     3 Year Market Value Adjustment Option(2)                3YRMVA
                     4 Year Market Value Adjustment Option(2)                4YRMVA
                     5 Year Market Value Adjustment Option(2)                5YRMVA
                     6 Year Market Value Adjustment Option(2)                6YRMVA
                     7 Year Market Value Adjustment Option(2)                7YRMVA
                     8 Year Market Value Adjustment Option(2)                8YRMVA
                     9 Year Market Value Adjustment Option(2)                9YRMVA
                     10 Year Market Value Adjustment Option(2)               10YMVA

                     VARIABLE INVESTMENT OPTIONS
                     Prudential Equity Portfolio                             STOCK
                     Prudential Global Portfolio                             GLEQ
                     Prudential Jennison Portfolio                           GROWTH
                     Prudential Money Market Portfolio                       MMKT
                     Prudential Stock Index Portfolio                        STIX
                     Prudential Value Portfolio                              HIDV
                     SP AIM Core Equity Portfolio                            AIMCEP
                     SP T. Rowe Price Large-Cap Growth Portfolio             LARCP
                     SP Davis Value Portfolio                                VALUE
                     SP LSV International Value Portfolio                    DEUEQ
                     SP Small Cap Growth                                     VIFSG
                     SP William Blair International Growth                   JENIN
                     SP Mid Cap Growth Portfolio                             MFSMC
                     SP PIMCO High Yield Portfolio                           HIHLD
                     SP PIMCO Total Return Portfolio                         RETRN
                     SP Prudential U.S. Emerging Growth Portfolio            EMRGW
                     SP Small-Cap Value                                      SMDVL
                     SP Strategic Partners Focus Growth Portfolio            STRPR
                     Janus Aspen Series Large Cap Growth Portfolio           JANSR
                     AST Advanced Strategies Portfolio                       AS196
                     AST AllianceBernstein Growth & Income                   AS149
                     AST American Century Income & Growth                    AS152
                     AST American Century Strategic Balanced                 AS153
                     AST Cohen & Steers Realty                               AS155
                     AST Global Allocation Portfolio                         AS157
                     AST DeAM Large Cap Value Portfolio                      AS159
                     AST DeAM Small Cap Growth Portfolio                     AS160
                     AST DeAM Small Cap Value Portfolio                      AS161
                     AST Federated Aggressive Growth                         AS163
                     AST First Trust Balanced Target Portfolio               AS194
                     AST First Trust Capital Appreciation Target Portfolio   AS195
                     AST Mid-Cap Value                                       AS164
                     AST Goldman Sachs Concentrated Growth                   AS166
                     AST High Yield Bond                                     AS162
                     AST Goldman Sachs Mid Cap Growth                        AS167
                     AST Large-Cap Value                                     AS169
                     AST JP Morgan International Equity                      AS186
                     AST Lord Abbett Bond Debenture                          AS170
                     AST Neuberger Berman Mid Cap Growth                     AS174
                     AST Neuberger Berman Mid Cap Value                      AS175
                     AST Marsico Capital Growth                              AS171
                     AST MFS Growth                                          AS172
                     AST MFS Global Equity                                   AS185
                     AST PIMCO Limited Maturity Bond                         AS177
                     AST AllianceBernstein Core Value                        AS179
                     AST AllianceBernstein Managed Index 500                 AS180
                     AST Small Cap Value                                     AS165
                     AST T. Rowe Price Asset Allocation                      AS182
                     AST T. Rowe Price Global Bond                           AS187
                     AST T. Rowe Price Natural Resources                     AS181
                     AST Aggressive Asset Allocation Portfolio               AS189
                     AST Capital Growth Asset Allocation Portfolio           AS190
                     AST Balanced Asset Allocation Portfolio                 AS191
                     AST Conservative Asset Allocation Portfolio             AS192
                     AST Preservation Asset Allocation Portfolio             AS 193
                     Gartmore GVIT Developing Markets                        ME204
                                                                                      ---
                     TOTAL                                                            100%
                                                                                      ===

                     (1)  THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST $2,000.

                     (2)  THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST $1,000.

                     FOR CONTRACTS WITH CREDIT, WE MAY OFFER LOWER INTEREST RATES FOR THE FIXED-RATE OPTIONS THAN
                     WE OFFER FOR CONTRACTS WITHOUT CREDIT.

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ORD 113656                                                                                              Ed. 3/2006
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11 DOLLAR COST       If you elect to use more than one Dollar Cost Averaging option, you must also complete a
   AVERAGING         Request for Dollar Cost Averaging Enrollment or Change form (ORD 78275).
   PROGRAM
                     [ ] DOLLAR COST AVERAGING: I authorize Prudential to automatically transfer funds as indicated below.

                         TRANSFER FROM: (You cannot transfer from the 1 Year Fixed-Rate Option or any of the
                         Market Value Adjustment options.)

                         *    If you selected the DCA6 or DCA12 option in section 10, only complete the TRANSFER
                              TO information.

                         Option code: _______________ $_________ , _________ , _________ . _________ OR _________%

                         TRANSFER FREQUENCY: [ ] Annually   [ ] Semiannually   [ ] Quarterly   [ ] Monthly

                         TRANSFER TO: (You cannot transfer to the DCA Interest Rate options or any of the Market
                         Value Adjustment options.)
                         The total of the two columns must equal 100 percent.

                         OPTION CODE   PERCENT   OPTION CODE   PERCENT

                         ___________   _______%  ___________   _______%

                         ___________   _______%  ___________   _______%

                         ___________   _______%  ___________   _______%
------------------------------------------------------------------------------------------------------------------
12 AUTO-             [ ] AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio
   REBALANCING           mix automatically adjusted as allocated in section 10 under my variable investment options.

                         Adjust my portfolio: [ ] Annually   [ ] Semiannually   [ ] Quarterly   [ ] Monthly

                         Please specify the start date if different than the contract date:  _____   ___   ____
                                                                                             month   day   year
------------------------------------------------------------------------------------------------------------------
13 TELEPHONE         We will accept your transfers and reallocations over the telephone. Please indicate below if
   TRANSFERS         you wish to extend authority as follows.

                     [ ] I authorize Prudential to accept telephone transfers and reallocation instructions from my Registered Investment Adviser.
------------------------------------------------------------------------------------------------------------------
14 REPLACEMENT       THIS DISCLOSURE STATEMENT SECTION MUST BE COMPLETED IF STATE REPLACEMENT REGULATIONS REQUIRE.
   QUESTIONS AND     (Check one):
   DISCLOSURE
   STATEMENT         [ ] I do have existing life insurance policies or annuity contracts. (You must complete the
                         Important Notice Regarding Replacement form (COMB 89216), whether or not this transaction is considered a replacement.)

                     [ ] I do not have existing life insurance policies or annuity contracts.

                     Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?

                     [ ] Yes   [ ] No

                     If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

                     Company name
                     _____________________________________________________________________________________________

                     Policy or contract number   Year of issue (mo., day, year)   Name of plan (if applicable)
                     _________________________   ______________________________   ________________________________
                     ---------------------------------------------------------------------------------------------
   REPRESENTATIVE'S  THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.
   QUESTION
                     Do you have, from any source, facts that any person named as the owner or joint owner above
                     is replacing or changing any current insurance or annuity in any company?    [ ] Yes   [ ] No

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ORD 113656                                                                                              Ed. 3/2006
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15 SIGNATURE(S)      If applying for an IRA or Roth IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                     No representative has the authority to make or change a contract or waive any of the contract rights.

                     I understand that if I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year that they will be considered as one contract for tax purposes.

                     I believe that this contract meets my needs and financial objectives. Furthermore, I (1)
                     understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2)
                     acknowledge receipt of the current prospectus for this contract and the variable investment options.

                     FOR NORTH CAROLINA RESIDENTS: Suitability

                         1.   Did you receive a current prospectus for this annuity? [ ] Yes   [ ] No

                         2.   Do you believe the annuity meets your financial objectives and anticipated future
                              financial needs? [ ] Yes   [ ] No

                     [ ] If this contract has a joint owner, please check this box to authorize Prudential to act on the instruction(s) of either the owner or joint owner with regard to transactions under the contract.

                     [ ] If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

                     [ ] Check here to request a Statement of Additional Information.

                     MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR
                     THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

                     I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner has satisfied their required minimum distributions from other IRA funds.

                     By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

                     We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

                     THOSE AMOUNTS ALLOCATED TO ANY MVA OPTION WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT IF
                     WITHDRAWN OR TRANSFERRED AT ANY TIME OTHER THAN DURING THE 30-DAY PERIOD FOLLOWING THE
                     INTEREST CELL'S MATURITY. A MARKET VALUE ADJUSTMENT CAN BE A POSITIVE OR NEGATIVE ADJUSTMENT.
                     THERE IS NO MARKET VALUE ADJUSTMENT AT DEATH.

                     I hereby represent that my answers to the questions on this application are correct and true to the best of my knowledge and belief. ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT WHEN
                     BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS
                     TO DOLLAR AMOUNT. I have read the applicable fraud warning for my state listed in section 18.
                     I acknowledge receipt of current product and fund prospectuses.

                     ________________________________________________________________________
                     Signed at (city, state)

                     X_______________________________________________________________________   _____   ___   ____
                      Contract owner's signature and date                                       month   day   year

                     X_______________________________________________________________________   _____   ___   ____
                      Joint owner's signature (if applicable) and date                          month   day   year

                     X_______________________________________________________________________   _____   ___   ____
                      Annuitant's signature (if applicable) and date                            month   day   year

                     X_______________________________________________________________________   _____   ___   ____
                      Co-annuitant's signature (if applicable) and date                         month   day   year

                                                                                                       (continued)

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ORD 113656                                                                                              Ed. 3/2006
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15 SIGNATURE(S)      OWNER'S TAX CERTIFICATION
   (continued)
                     Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I [ ] HAVE
                     [ ] HAVE NOT (check one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

                     X_______________________________________________________________________   _____   ___   ____
                      Contract owner's signature and date                                       month   day   year

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16 REPRESENTATIVE'S  Commission Option (For Retail Distribution only. Choose one.):
   SIGNATURE(S)
                     1. [ ] No Trail   2. [ ] Mid Trail   3. [ ] High Trail

                     Note: If an option is not selected, the default option will be Option 1.

                     This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information provided and as reviewed with the applicant.
                     Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                     The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.

                     __________________________________________________________________   ________________________
                     Representative's name (Please print)                                 Rep's contract/FA number

                     X_________________________________________________________________   _____   ___   ____
                      Representative's signature and date                                 month   day   year

                     __________________________________________________________________   ________________________
                     Second representative's name (Please print)                          Rep's contract/FA number

                     X_________________________________________________________________   _____   ___   ____
                      Second representative's signature and date                          month   day   year

                     __________________________________________________________________   _______ _______ ________
                     Branch/field office name and code                                    Representative's
                                                                                          telephone number

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17 ADDITIONAL        ANY REMARKS ENTERED INTO THIS SECTION MUST BE INITIALED AND DATED BY ALL PERSONS WHO HAVE
   REMARKS           SIGNED THIS APPLICATION IN SECTIONS 15 AND 16.

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

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ORD 113656                                                                                              Ed. 3/2006
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18 FRAUD WARNINGS    COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado
                     Division of Insurance within the Department of Regulatory Agencies.

                     CONNECTICUT: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud. This is to be determined by a court of competent jurisdiction.

                     NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

                     NEW MEXICO: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

                     OKLAHOMA: WARNING -- Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

                     PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

                     ALL OTHER STATES: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.

------------------------------------------------------------------------------------------------------------------

                     STANDARD   PRUDENTIAL ANNUITY SERVICE CENTER   OVERNIGHT   PRUDENTIAL ANNUITY SERVICE CENTER
                     MAIL TO:   PO BOX 7960                         MAIL TO:    2101 WELSH ROAD
                                PHILADELPHIA, PA 19176                          DRESHER, PA 19025

                     If you have any questions, please call the Prudential Annuity Service Center at (888)
                     778-2888, Monday through Thursday between 8:00 a.m. and 7:00 p.m. and on Friday between 8:00
                     a.m. and 6:00 p.m. Eastern time.

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ORD 113656                                                                                              Ed. 3/2006
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